UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2016

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
At the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Boston Omaha Corporation (the "Company") held on  Friday, September 30, 2016, the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company's definitive proxy statement on Form 8-K filed with the Securities and Exchange Commission on  August 19, 2016.
Of the Company's 5,881,565 shares of common stock issued and outstanding and entitled to vote as of the record date on July 1, 2016, a quorum of 5,087,206 shares of common stock, or 86.5% of the shares of common stock entitled to vote, was present in person or represented by proxy at the Annual Meeting.  In addition, all of the Company's 1,055,560 shares of Class A common stock issued and outstanding and entitled to vote as of the record date on July 1, 2016 were present in person or represented by proxy at the Annual Meeting.  Each share of Class A common stock has 10 votes and the reports represented below reflect the total Class A common stock votes counting each share of Class A common stock as 10 votes, or 10,555,600 total votes attributed to the Class A common stock in the aggregate, out of a total of 15,698,186 votes.
The final voting results for each matter submitted to a vote of the Company's stockholders at the Annual Meeting are as follows:
Proposal No.  1.   Election of Directors.
The election of  four directors, each to one-year term, which will expire at the 2017 Annual Meeting of Stockholders, or until such time as their respective successors have been elected or qualified.

Nominee	Votes Cast For	Number of Withholds	Number of Broker Non-Votes
Alex B. Rozek	15,642,780	26	0
Adam K. Peterson	15,642,806	0	0
Bradford B. Briner	15,642,806	0	0
Brendan J. Keating	15,642,806	0	0

 Proposal No. 2.   Ratification of Selection of Independent Registered Public Accounting Firm.
The ratification of the selection of MaloneBailey, LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2016..

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
15,642,806	0	0	-

 Proposal No. 3.   Advisory Vote to Approve the Compensation of the Named Executive Officers.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
15,641,780	1,026	0	-

Proposal No. 4.   Advisory Vote on the Frequency of the Vote to Approve the Compensation of the Named Executive Officers.

1 Year	2 Years	3 Years	Number of Abstentions
28,244	20,180	15,594,382	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 BOSTON OMAHA CORPORATION
                                                                 (Registrant)

By:  /s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer
Date: October 6, 2016